Commitments	12 Months Ended
Dec. 31, 2025
Disclosure Of Commitments [Abstract]
Commitments
Note 23. Commitments

23.1. Obligations under the loan agreement with the EIB

In addition to the obligation correlated to the reimbursement of the principal and the payment of interest, in the event the EIB loan is repaid early, or in the event of a change of control after repayment of the loan, the amount of royalties due will be equal to the higher of (a) the net present value of all the future royalties which is expected to fall due as determined by an independent expert, (b) the amount as determined by the EIB, required in order for the Bank to realize an internal rate of return on the loan of 20% and (c) an amount equal to €35.0 million.
In certain circumstances, including any material adverse change, a change of control of the Company or if Dr. Laurent Levy, Chairman of the Executive Board, ceases to hold office, the Company may be required to pay a cancellation fee. If Dr. Laurent Levy ceases to hold a certain number of shares or ceases to be an officer, the EIB may require early repayment of the loan.
Following the 2025 EIB Amendment signed in October 2025, starting June 30, 2027, if for any quarter, the Company’s cash balance exceeds $150 million for a duration of sixty days, the full outstanding amount of PIK interest on the initial tranche (drawn in October 2018) will become due ninety days later, unless the initial tranche maturity date is earlier.

23.2. Obligations under the terms of the rental agreements part of the IFRS 16 exemptions

The obligations of the Company related to the leases falling under the practical expedients (leases related to low-value assets and short-term leases with automatic annual renewal) are as follow:
•One short term lease for an office by Nanobiotix Corp., of which the annual rent is $119 thousand; and
•Leases related to low-value assets for Nanobiotix S.A.’s printers, of which the annual rent is approximately €20 thousand.
23.3. Obligations related to the MD Anderson agreement

On December 21, 2018, the Company entered into a strategic collaboration agreement with MD Anderson Cancer Center, world prominent center of research, education, prevention and care for cancer patients, which was amended and restated in January 2020 and subsequently amended in June 2021. Pursuant to the MD Anderson Collaboration Agreement, the Company and MD Anderson established a large-scale, comprehensive JNJ-1900 (NBTXR3) clinical collaboration to improve the efficacy of radiotherapy for certain types of cancer. The collaboration initially is expected to support multiple clinical trials conducted by MD Anderson, as sponsor, with JNJ-1900 (NBTXR3) for use in treating several cancer types (including head and neck, pancreatic, and lung cancers). We expect to enroll approximately 312 patients in total across these clinical trials.
As part of the funding for this collaboration, the Company is committed to pay approximately $11 million for those clinical trials during the collaboration, and made an initial $1.0 million payment at the commencement of the collaboration and a second $1.0 million payment on February 3, 2020. Additional payments were made every six months following patient enrollment in the trials, with the balance due upon enrollment of the final patient for all studies.
Nanobiotix may also be required to pay an additional one-time milestone payment upon (i) grant of the first regulatory approval by the Food and Drug Administration in the United States and (ii) the date on which a specified number of patients have been enrolled in the clinical trials.
This milestone payment will depend on the year in which a trigger event occurs, with a minimum amount of $2.2 million due if occurring in 2020 up to $16.4 million if occurred in 2030.
As of December 31, 2025, the Company recognized prepaid expenses for €1.1 million, as compared to €1.2 million for the previous period. Expenses are recorded during the course of the collaboration in the statement of consolidated operations, based on the patients enrolled during the relevant period.

23.4. Obligations related to the termination of the PharmaEngine agreement

In March 2021, the Company and PharmaEngine mutually agreed to terminate the license and collaboration agreement entered into in August 2012.
The Company paid $6.5 million and $1 million to PharmaEngine in accordance with the termination agreement during the years ended December 31, 2021 and December 31, 2022, respectively. No payment was made to PharmaEngine during the years 2023 and 2024 pursuant to the termination and release agreement.
PharmaEngine remains eligible to receive an additional payment of $5 million upon the second regulatory approval of JNJ-1900 (NBTXR3) in any jurisdiction of the world for any indication. The Company has also agreed to pay royalties to PharmaEngine at low single-digit royalty rates with respect to sales of JNJ-1900 (NBTXR3) in the Asia-Pacific region for a 10-year period beginning at the date of the first sales in the region. As of December 31, 2025, such triggering events have not occurred.

23.5. Obligations related to the termination agreement with a financial provider

The Company and a financial service provider had entered into an advisory services agreement on November, 28, 2018 to act as the Company’s exclusive adviser relating to a certain scope of transactions, including a major licensing transaction.
As part of the release and termination agreement executed by and between the Company and this financial service provider as of July 19, 2023, and in addition to the amounts already paid in 2023, the Company is committed to pay to its financial service provider an additional transaction lump sum of $750 thousand, subject to the achievement of further milestones and consideration received by the Company as per the license agreement signed with Janssen.

23.6. Commitments Received related to the master services agreement with Janssen dedicated to the clinical manufacturing of JNJ-1900 (NBTXR3)

On December 22, 2023, the Company entered into a master services agreement (“MSA”) with Janssen which includes the clinical manufacturing and the supply of products to be provided by the Company, as well as technical expertise and development services in the field of the territory, as defined in the global licensing, co-development, and commercialization agreement signed in July 2023.
Under this agreement, as of December 31, 2025, the Company already received purchase orders from Janssen (a) for the delivery of raw materials and JNJ-1900 (NBTXR3) clinical and technical batches planned to be delivered in 2026 amounting to €5.1 million and (b) for the technology transfer and related technical assistance services amounting to €1.5 million.

23.7 Commitments related to the Royalty Financing Agreement
Under this agreement, the Company has accounted for the obligation to pay to the Royalty Financing Bonds holders an amount equal to 175% of the aggregate subscription price (i.e., approximately $124 million, assuming the full $71 million subscription price is funded), considering that such payment is effective in full on or prior to December 31, 2030. However, the Company’s commitment would be increased to 250% if such payment would occur in full after December 31, 2030 (i.e., approximately $178 million, assuming the full $71 million subscription price is funded). (More details provided, including a sensitivity testing, in the Note 13.1 - Financial liabilities)